Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2005-VT1
Composition of Contract Pool
at June 30, 2005

                                                                   Weighted                Weighted              Average
                                                   Current         Average                 Average              Required
                               Number              Required         Original               Remaining              Payoff
                                 of                Payoff            Term                    Term                Amount
                              Contracts             Amount                                                        (Range)
                              ---------             ------                                                        -------

                                 60,824        $678,285,529     45.76 months            33.66 months            $11,152
                                                                                                          ($0 to $5,371,086.76)

Type of Contract
at June 30, 2005

                                                                          % of
                                                                         Total                                           % of
                                                    Number                Number              Required                 Required
                                                       of                  of                  Payoff                   Payoff
Type of Contract                                   Contracts           Contracts               Amount                   Amount
----------------                                   ---------           ---------               ------                   ------
True Leases                                          31,074                51.09%            438,258,496                 64.61%
Finance Leases                                       29,750                48.91             240,027,033                 35.39
                                        ---------------------------------------------------------------------------------------
   Total                                             60,824               100.00%            678,285,529                100.00%
                                        =======================================================================================

CIT Equipment Collateral 2005-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2005

                                                            % of
                                                            Total                                          % of
                                          Number            Number                  Required             Required
                                            of                of                     Payoff               Payoff
State                                   Contracts         Contracts                  Amount               Amount
-----                                   ---------         ---------                  ------               ------
Alabama                                   606               1.00%                 3,842,199                0.57%
Alaska                                    127               0.21                    764,572                0.11
Arizona                                 1,049               1.72                 14,189,208                2.09
Arkansas                                  359               0.59                  6,262,695                0.92
California                              7,500              12.33                 71,435,787               10.53
Colorado                                1,456               2.39                 11,130,952                1.64
Connecticut                               976               1.60                 13,736,763                2.03
Delaware                                  172               0.28                  1,709,177                0.25
District of Columbia                      242               0.40                  1,851,346                0.27
Florida                                 5,238               8.61                 51,938,315                7.66
Georgia                                 1,788               2.94                 18,437,770                2.72
Hawaii                                    149               0.24                  1,844,640                0.27
Idaho                                     162               0.27                    800,032                0.12
Illinois                                1,606               2.64                 17,164,573                2.53
Indiana                                   904               1.49                  8,710,042                1.28
Iowa                                      341               0.56                  3,685,831                0.54
Kansas                                    345               0.57                  2,468,076                0.36
Kentucky                                  446               0.73                  3,905,814                0.58
Louisiana                                 664               1.09                  4,380,056                0.65
Maine                                     115               0.19                    517,011                0.08
Maryland                                1,184               1.95                 12,522,556                1.85
Massachusetts                           1,965               3.23                 21,132,102                3.12
Michigan                                2,193               3.61                 31,726,137                4.68
Minnesota                                 860               1.41                 11,516,690                1.70
Mississippi                               324               0.53                  1,873,676                0.28
Missouri                                  834               1.37                 12,305,055                1.81
Montana                                   149               0.24                  1,165,955                0.17
Nebraska                                  205               0.34                  3,923,901                0.58
Nevada                                    349               0.57                  2,516,311                0.37
New Hampshire                             352               0.58                  2,197,165                0.32
New Jersey                              3,423               5.63                 57,768,363                8.52
New Mexico                                276               0.45                  1,410,542                0.21
New York                                5,333               8.77                 67,066,369                9.89
North Carolina                          1,508               2.48                 11,888,517                1.75
North Dakota                               62               0.10                    523,740                0.08
Ohio                                    1,790               2.94                 20,041,122                2.95
Oklahoma                                  460               0.76                  5,466,640                0.81
Oregon                                    956               1.57                  8,300,681                1.22
Pennsylvania                            2,925               4.81                 30,559,536                4.51
Rhode Island                              207               0.34                  2,224,194                0.33
South Carolina                            617               1.01                  6,695,362                0.99
South Dakota                               90               0.15                    474,652                0.07
Tennessee                               1,207               1.98                 12,016,070                1.77
Texas                                   5,094               8.37                 70,865,707               10.45
Utah                                      282               0.46                  3,893,160                0.57
Vermont                                   118               0.19                    556,901                0.08
Virginia                                1,503               2.47                 16,554,881                2.44
Washington                              1,213               1.99                 11,222,547                1.65
West Virginia                             221               0.36                  1,728,132                0.25
Wisconsin                                 784               1.29                  8,925,353                1.32
Wyoming                                    95               0.16                    448,655                0.07
                                 -------------   ----------------        -------------------   -----------------
   Total                               60,824             100.00%               678,285,529              100.00%
                                 =============   ================        ===================   =================

CIT Equipment Collateral 2005-VT1
Payment Status
at June 30, 2005

                                                                    % of
                                                                    Total                                        % of
                                                 Number             Number                Required             Required
                                                   of                of                    Payoff               Payoff
Days Delinquent                                Contracts          Contracts                Amount               Amount
---------------                                ---------          ---------                ------               ------
Current, including 1 to 30 day
   delinquent contracts                          58,692             96.49%               660,122,517             97.32%
31-60 days delinquent                             1,135              1.87                 11,514,137              1.70
61-90 days delinquent                               391              0.64                  3,674,066              0.54
91-120 days delinquent                              217              0.36                  1,212,239              0.18
Over 120 days delinquent                            389              0.64                  1,762,570              0.26
                                         ---------------    --------------      ---------------------    --------------
   Total                                         60,824            100.00%               678,285,529            100.00%
                                         ===============    ==============      =====================    ==============

Equipment Type
at June 30, 2005

                                                                   % of
                                                                   Total                                        % of
                                                Number             Number                Required             Required
                                                  of                of                    Payoff               Payoff
Type of Equipment                             Contracts          Contracts                Amount               Amount
-----------------                             ---------          ---------                ------               ------
Computers                                        40,460             66.52%               299,112,891             44.10%
Telecommunciations                                8,193             13.47                208,517,849             30.74
General Office Equipment/Copiers                  7,662             12.60                119,866,165             17.67
Automotive                                        3,304              5.43                 24,021,189              3.54
Software                                            225              0.37                 12,906,868              1.90
Other (1)                                           947              1.56                 13,030,277              1.92
Resources                                            33              0.05                    830,290              0.12
                                         ---------------    --------------      ---------------------    --------------
   Total                                         60,824            100.00%               678,285,529            100.00%
                                         ===============    ==============      =====================    ==============

(1) Includes $237,825 as the largest and $13,760 as the average Required Payoff Amount.

CIT Equipment Collateral 2005-VT1
Required Payoff Amount
at June 30, 2005

                                                                     % of
                                                                     Total                                         % of
                                                  Number             Number                Required              Required
                                                     of               of                    Payoff                Payoff
Required Payoff Amount                           Contracts         Contracts                Amount                Amount
----------------------                           ---------         ---------                ------                ------
                         0.00 -     5,000.00       37,442             61.56%                 85,127,137            12.55%
                     5,000.01 -    10,000.00       10,876             17.88                  77,207,853            11.38
                    10,000.01 -    15,000.00        4,434              7.29                  54,078,055             7.97
                    15,000.01 -    25,000.00        3,647              6.00                  69,809,755            10.29
                    25,000.01 -    50,000.00        2,482              4.08                  85,934,437            12.67
                    50,000.01 -   100,000.00        1,142              1.88                  79,004,695            11.65
                   100,000.01 -   150,000.00          324              0.53                  39,204,537             5.78
                   150,000.01 -   250,000.00          250              0.41                  47,342,379             6.98
                   250,000.01 -   500,000.00          142              0.23                  49,741,228             7.33
                   500,000.01 - 1,000,000.00           56              0.09                  37,463,966             5.52
                 1,000,000.01 - 2,000,000.00           22              0.04                  30,743,899             4.53
                 2,000,000.01 - 3,000,000.00            5              0.01                  13,748,563             2.03
                 3,000,000.01 - 4,000,000.00            1              0.00                   3,507,939             0.52
                 4,000,000.01 - 5,371,086.76            1              0.00                   5,371,087             0.79
                                            --------------    --------------      ----------------------    -------------
   Total                                           60,824            100.00%              $ 678,285,529           100.00%
                                            ==============    ==============      ======================    =============

Remaining Term
at June 30, 2005

                                                                     % of
                                                                     Total                                         % of
                                                  Number             Number                Required              Required
                                                     of               of                    Payoff                Payoff
Remaining Terms of Contracts                     Contracts         Contracts                Amount                Amount
----------------------------                     ---------         ---------                ------                ------
(months)
  0-  12                                            4,702              7.73%                 19,375,019             2.86%
 13-  24                                           21,555             35.44                 178,829,357            26.36
 25-  36                                           17,861             29.37                 190,428,436            28.07
 37-  48                                           10,201             16.77                 141,418,809            20.85
 49-  60                                            6,499             10.68                 147,767,875            21.79
 61-  72                                                5              0.01                     416,820             0.06
 73-  84                                                1              0.00                      49,214             0.01
                                            --------------    --------------      ----------------------    -------------
   Total                                           60,824            100.00%                678,285,529           100.00%
                                            ==============    ==============      ======================    =============

CIT Equipment Collateral 2005-VT1
Types of Obligor
at June 30, 2005

                                                                                  % of
                                                                                  Total                                     % of
                                                              Number              Number             Required             Required
                                                                of                 of                 Payoff               Payoff
Type of Obligor                                             Contracts           Contracts             Amount               Amount
---------------                                             ---------           ---------             ------               ------
Services Organizations (1)                                    26,816              44.09%            310,487,379            45.78%
Manufacturing                                                  5,967               9.81              94,680,261            13.96
Finance, Insurance, & Real Estate (Financial Institution)      5,467               8.99              71,950,669            10.61
Medical/Healthcare Organizations                               3,222               5.30              48,986,794             7.22
Wholesale Trade                                                3,739               6.15              36,404,874             5.37
Retail Trade                                                   4,524               7.44              30,763,892             4.54
Other (2)                                                      4,060               6.67              17,537,359             2.59
Construction                                                   2,775               4.56              16,230,594             2.39
Transportation                                                 1,414               2.32              13,315,248             1.96
Communications & Utilities                                       748               1.23              13,203,833             1.95
Public Administration                                            487               0.80               9,865,633             1.45
Printing, Publishing & Allied Products                           752               1.24               8,777,444             1.29
Resources & Agriculture                                          853               1.40               6,081,549             0.90
                                                      ---------------     --------------    --------------------    -------------
   Total                                                      60,824             100.00%            678,285,529           100.00%
                                                      ===============     ==============    ====================    =============

(1) Primarily: Miscellaneous Service Organizations (29.64%); Engineering, Accounting and Research (18.34%); Business Services (16.30%); Automotive Repair, Services & Parts (8.78%) and Legal Services (6.29%).
(2) Includes $1,598,132 as the largest required payoff amount relating to a single obligor.

         As shown in the table above, the servicer's records lists 2.59% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 2.49% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.09% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


Obligor Concentration

                                                                                                              % of
                                                Number             % of Total          Required             Required
Obligors (including contracts securing            of                Number of           Payoff               Payoff
   vendor loans)                              Contracts             Contracts           Amount               Amount
-----------------                             ----------            ---------           ------               ------
Top 5 Obligors                                   274                    0.45%            $34,648,751          5.11%


         The Top 5 obligors conduct business in the Service Industries (2.30%); Manufacturing Industries (1.90%) and Medical/healthcare Industries (0.91%)

CIT Equipment Collateral 2005-VT1
Scheduled Payments from the Contracts
at June 30, 2005

       Collection                     Scheduled                   Collection            Scheduled
         Period                       Cashflows                     Period              Cashflows
         ------                       ---------                     ------              ---------
Positive Rent Due                  4,349,488.30

               July-2005          21,975,122.73                 October-2008        6,088,124.11
             August-2005          24,700,994.46                November-2008        5,860,590.80
          September-2005          25,237,597.34                December-2008        5,584,174.61
            October-2005          27,324,130.74                 January-2009        5,429,426.82
           November-2005          24,875,292.86                February-2009        5,200,401.42
           December-2005          25,043,477.87                   March-2009        4,796,221.50
            January-2006          27,246,033.65                   April-2009        4,451,487.13
           February-2006          25,028,586.60                     May-2009        4,092,240.92
              March-2006          24,840,753.61                    June-2009        3,587,355.48
              April-2006          26,407,000.93                    July-2009        3,148,440.59
                May-2006          23,748,097.41                  August-2009        2,741,047.98
               June-2006          23,531,716.55               September-2009        2,053,432.31
               July-2006          25,459,766.52                 October-2009        1,407,217.28
             August-2006          22,953,510.76                November-2009          991,322.18
          September-2006          22,568,083.07                December-2009          514,435.91
            October-2006          23,319,407.87                 January-2010          251,451.99
           November-2006          20,807,699.91                February-2010           95,966.09
           December-2006          20,045,945.49                   March-2010           52,133.02
            January-2007          19,551,346.38                   April-2010           29,182.61
           February-2007          17,914,424.73                     May-2010           26,116.95
              March-2007          16,493,240.23                    June-2010           18,144.63
              April-2007          15,921,436.75                    July-2010            8,323.20
                May-2007          15,138,510.13                  August-2010            8,146.87
               June-2007          14,325,168.42               September-2010            8,146.87
               July-2007          14,296,094.72                 October-2010            1,681.66
             August-2007          13,324,121.68                November-2010            1,402.66
          September-2007          12,196,259.08                December-2010            1,302.39
            October-2007          10,841,402.05                 January-2011              735.95
           November-2007           9,557,827.50                February-2011              735.95
           December-2007           8,086,426.31                   March-2011              735.95
            January-2008           7,928,965.00                   April-2011              735.95
           February-2008           7,424,972.51                     May-2011              735.95
              March-2008           7,136,316.32                    June-2011              735.95
              April-2008           7,300,317.73                    July-2011              735.95
                May-2008           6,978,819.77                  August-2011              735.95
               June-2008           6,807,885.30               September-2011              735.95
               July-2008           6,761,735.08                 October-2011              735.95
             August-2008           6,516,542.58                November-2011              735.95
          September-2008           6,285,018.84                December-2011              736.95